SIT MUTUAL FUNDS

                                  STOCK FUNDS
                                QUARTERLY REPORT

                          QUARTER ENDED MARCH 31, 2002


                           A FAMILY OF NO-LOAD FUNDS
                           -------------------------

                                 BALANCED FUND
                             LARGE CAP GROWTH FUND
                              MID CAP GROWTH FUND
                           INTERNATIONAL GROWTH FUND
                             SMALL CAP GROWTH FUND
                       SCIENCE AND TECHNOLOGY GROWTH FUND
                         DEVELOPING MARKETS GROWTH FUND




                        [LOGO] SIT INVESTMENT ASSOCIATES
                               -------------------------
                                   SIT MUTUAL FUNDS

                                SIT MUTUAL FUNDS
                          STOCK FUNDS QUARTERLY REPORT
                               TABLE OF CONTENTS


                                                                      PAGE

       Chairman's Letter........................................        3

       Performance Review.......................................        4

       FUND REVIEWS

             Balanced Fund......................................        6

             Large Cap Growth Fund..............................        8

             Mid Cap Growth Fund................................       10

             International Growth Fund..........................       12

             Small Cap Growth Fund..............................       14

             Science and Technology Growth Fund.................       16

             Developing Markets Growth Fund.....................       18

[LOGO] -------------------------------------------------------------------------


                         A LOOK AT THE SIT MUTUAL FUNDS

     Sit Mutual Funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $7.8 billion for some of America's largest corporations, foundations and endowments.

     Sit Mutual Funds are comprised of twelve NO-LOAD funds. NO-LOAD means that Sit Mutual Funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

     Sit Mutual Funds offer:
          *    Free telephone exchange
          * Dollar-cost averaging through an automatic investment plan * Electronic transfer for purchases and redemptions * Free checkwriting privileges on bond funds * Retirement accounts including IRAs and 401(k) plans


                               SIT FAMILY OF FUNDS

                                     [GRAPH]

STABILITY:           INCOME:             GROWTH:            HIGH GROWTH:
SAFETY OF PRINCIPAL  INCREASED INCOME    LONG-TERM CAPITAL  LONG-TERM CAPITAL
AND CURRENT INCOME                       APPRECIATION       APPRECIATION
                                         AND INCOME


MONEY MARKET         U.S. GOVERNMENT     BALANCED           MID CAP GROWTH
                      SECURITIES         LARGE CAP GROWTH   INTERNATIONAL GROWTH
                     TAX-FREE INCOME                        SMALL CAP GROWTH
                     MINNESOTA TAX-FREE                     SCIENCE AND
                      INCOME                                  TECHNOLOGY GROWTH
                     BOND                                   DEVELOPING MARKETS
                                                                          GROWTH

[PHOTO]  SIT MUTUAL FUNDS
         QUARTER ENDED MARCH 31, 2002
         ---------------------------------------------------------------- [LOGO]
         Chairman's Letter

Dear Fellow Shareholders:

Equity markets turned in mixed performance during the first quarter of 2002, although growing evidence of a broad based improvement in the U.S. economy provides a basis for optimism in the future.

ECONOMIC OVERVIEW
After several difficult quarters following the "peak" in economic growth during the first half of 2000, the U.S. economy now appears to be on solid footing and on the path to recovery. The final estimate for fourth quarter real Gross Domestic Product (GDP) growth was +1.7%, the fastest pace in over a year. This report supports the thesis that the U.S. economy experienced a brief and mild recession that concluded in late 2001 and that a new economic expansion is underway. Consumer spending, which represents the largest component of GDP, remains strong, attributable to the combination of stimulative fiscal policy (i.e., tax cuts) and monetary policy (i.e., low interest rates). Recent economic data suggest that consumer spending has remained robust in the first quarter of this year and, importantly, there is increasing evidence that a recovery is finally underway in the industrial sector. Reports on factory orders, industrial production, and business surveys unanimously suggest that the industrial recovery is steadily picking up speed. Given the underlying momentum in the economy, we believe first quarter GDP may exceed +4.0%.

By most measures, inflation remains tame, although recent events in the Middle East are pressuring energy prices. The recent rise in oil prices will undoubtedly cause some volatility in near-term inflation statistics, but we do not believe underlying inflation (i.e. core inflation) poses an immediate problem for the economy and interest rate outlook. We have been forecasting a gradual rise in interest rates coinciding with improving economic activity, and given the significant increase in recent weeks, it is our expectation that rates will remain relatively stable at these higher levels. In terms of Federal Reserve policy, a shift in posture was made in March toward a "neutral" stance, indicating that risks of higher inflation and lower economic growth appear to be in balance. We expect, however, that the Federal Reserve will slowly increase interest rates (perhaps from 1.75% to 2.50%) by year-end, reflecting the improvements in the economy and the very low absolute level of short-term rates.

EQUITY STRATEGY
Despite the preponderance of evidence that economic trends were improving, domestic stock returns were mixed due to lingering concerns over the near-term outlook for corporate profits and accounting practices in the wake of the Enron disaster. On an encouraging note, however, we believe that the strong equity market rally in March suggests accounting concerns are abating and a greater optimism for earnings in the months ahead.

The past two years have been a challenging period for equity investors following the peaking of the 1990s bull market in March 2000. However, it is our view that the central cause for the market correction -- the decline in corporate earnings -- is near its end. Our optimism for corporate earnings is based on the strength of recent economic data and reviewing historical relationships. For example, there is a high correlation between industrial production and corporate earnings. In short, we believe that corporate earnings (particularly in the second half of 2002) may be better than expected, driven by the combination of higher demand, lower costs, higher productivity, and very easy comparisons with prior year results.

Due to higher valuations, greater perceived risk, and the cyclical downturn in the technology sector, growth stocks have corrected meaningfully over the past several quarters. We believe that the current appeal of growth stocks, however, is particularly favorable for both cyclical and fundamental reasons. Growth company relative valuations are attractive and may improve in the future as growth stocks generate earnings growth in excess of the broad market. In addition, improving corporate profits will eventually translate into higher spending in the information technology sectors. While the timing remains uncertain, technology order trends and company commentaries suggest that a "bottoming" has already occurred in many end-markets.

Most regions around the world appear to be participating in the economic recovery. Japan remains a notable exception, however, as the country continues to struggle with the weak banking sector and inadequate reform measures. While we continue to remain underweighted in Japan, we have raised exposure to Asia ex-Japan, based on our belief that the rest of the region will experience robust economic growth as the global economy recovers. The portfolio emphasis remains on Europe, where we anticipate stable economic growth and moderate inflation trends.

With best wishes,

/s/ Eugene C. Sit

Eugene C. Sit, CFA
Chairman and Chief Investment Officer

SIT MUTUAL FUNDS
Quarter Ended March 31, 2002
--------------------------------------------------------------------------------
Performance Summary - Stock Funds

Global equity returns were modestly positive during the first quarter of 2002, although returns varied widely based on style, market capitalization, and geography.
   Small capitalization stocks continued their strong relative performance versus large capitalization issues. The Russell 2000 Growth index rose +4.0%, compared to the +0.7% return for the Russell 1000 Index for the first quarter of 2002. This marks the tenth quarter out of the past twelve where small cap stocks outperformed large cap issues, based on the Russell indices. The mid capitalization sector also fared well, as the S&P 400 Mid Cap index increased +3.5% during the quarter, while the S&P 500 Index rose +0.3%.
   Following the strong performance in the previous three-month period, growth stocks lagged value issues during the first quarter of 2002. This occurred across the capitalization spectrum. The Russell 1000 Growth Index fell -2.6%, while the Russell 1000 Value Index rose +4.1%. The growth-value spread was higher in the small and mid capitalization sectors. For example, the Russell Mid Cap Growth Index fell -1.8%, lagging the Russell Mid Cap Value Index return of +7.9%. The spread between growth and value during the quarter can be largely attributed to the differences in underlying performance among economic sectors. Technology-related sectors, which are more heavily weighted (relative to value and broad market indices) in growth indices, posted negative returns during the quarter. Conversely, groups that tend to be overweighted in value indices, such as finance and energy, generated very strong returns during the period. The NASDAQ OTC Composite Index fell -5.4%, similarly reflecting a heavy weighting of growth and technology-oriented issues.
   As measured by Morgan Stanley Capital World Index, global equities returned +0.3% during the quarter, with most major geographic regions posting a positive return. The MSCI Europe Index was the only major regional component to post a negative return during the period, although the drop was a modest -0.1%.

                                         1990            1991          1992
                                       -----------------------------------------
SIT BALANCED                                --             --             --
--------------------------------------------------------------------------------
SIT LARGE CAP GROWTH                     -2.37%         32.72%          4.94%
--------------------------------------------------------------------------------
SIT MID CAP GROWTH(1)                    -2.04          65.50          -2.14
--------------------------------------------------------------------------------
SIT INTERNATIONAL GROWTH(2)                 --           4.10(4)        2.69
--------------------------------------------------------------------------------
SIT SMALL CAP GROWTH(1)                     --             --             --
--------------------------------------------------------------------------------
SIT SCIENCE AND TECHNOLOGY GROWTH(3)        --             --             --
--------------------------------------------------------------------------------
SIT DEVELOPING MARKETS GROWTH(2)            --             --             --
--------------------------------------------------------------------------------
S&P 500 INDEX                            -3.05          30.46           7.64
S&P MIDCAP 400 INDEX                     -5.12          50.11          11.92
MSCI EAFE INDEX(5)                          --           0.26         -12.17
RUSSELL 2000 INDEX(6)                       --             --             --
MSCI EMERGING MARKETS FREE INDEX(7)         --             --             --



                                       NASDAQ
                                       SYMBOL           INCEPTION
                                       ------           ---------

SIT BALANCED                           SIBAX             12/31/93
--------------------------------------------------------------------------------
SIT LARGE CAP GROWTH                   SNIGX             09/02/82
--------------------------------------------------------------------------------
SIT MID CAP GROWTH                     NBNGX             09/02/82
--------------------------------------------------------------------------------
SIT INTERNATIONAL GROWTH               SNGRX             11/01/91
--------------------------------------------------------------------------------
SIT SMALL CAP GROWTH                   SSMGX             07/01/94
--------------------------------------------------------------------------------
SIT SCIENCE AND TECHNOLOGY GROWTH      SISTX             12/31/97
--------------------------------------------------------------------------------
SIT DEVELOPING MARKETS GROWTH          SDMGX             07/01/94
--------------------------------------------------------------------------------
S&P 500 INDEX(8)
S&P MIDCAP 400 INDEX(8)
MSCI EAFE INDEX(5)
RUSSELL 2000 INDEX(6)
MSCI EMERGING MARKETS FREE INDEX(7)



--------------------------------------------------------------------------------
(1) STOCKS OF SMALL- AND MID-SIZED COMPANIES MAY BE SUBJECT TO MORE ABRUPT OR ERRATIC MARKET MOVEMENTS THAN STOCKS OF LARGER, MORE ESTABLISHED COMPANIES.
(2) INTERNATIONAL INVESTING HAS SPECIAL RISKS, SUCH AS CURRENCY EXCHANGE FLUCTUATIONS, HIGH VOLATILITY, ILLIQUIDITY AND THE POSSIBILITY OF POLITICAL INSTABILITY.
(3) SINCE THE FUND FOCUSES ITS INVESTMENT ON COMPANIES INVOLVED IN THE TECHNOLOGY SECTOR, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER MUTUAL FUNDS WITH GREATER DIVERSIFICATION.
(4) PERIOD FROM FUND INCEPTION THROUGH CALENDAR YEAR-END.

------------------------------------------------------------------------- [LOGO]

                          TOTAL RETURN - CALENDAR YEAR

                                                                                                                                YTD
                                     1993      1994      1995      1996      1997      1998      1999      2000      2001      2002
------------------------------------------------------------------------------------------------------------------------------------
SIT BALANCED                           --     -0.33%    25.43%    15.80%    21.73%    21.30%    20.15%    -4.80%   -12.99%    -4.35%
------------------------------------------------------------------------------------------------------------------------------------
SIT LARGE CAP GROWTH                 3.15%     2.83     31.66     23.05     31.70     30.56     33.41    -13.84    -27.70     -5.89
------------------------------------------------------------------------------------------------------------------------------------
SIT MID CAP GROWTH(1)                8.55     -0.47     33.64     21.87     17.70      6.84     70.65     -4.35    -33.39     -5.55
------------------------------------------------------------------------------------------------------------------------------------
SIT INTERNATIONAL GROWTH(2)         48.37     -2.99      9.36     10.31      4.81     18.95     50.77    -26.66    -33.26     -4.40
------------------------------------------------------------------------------------------------------------------------------------
SIT SMALL CAP GROWTH(1)                --     11.57(4)  52.16     14.97      7.63      1.97    108.63      6.25    -28.19     -5.20
------------------------------------------------------------------------------------------------------------------------------------
SIT SCIENCE AND TECHNOLOGY GROWTH(3)   --        --        --        --        --     38.40     85.98     -6.55    -47.78    -14.13
------------------------------------------------------------------------------------------------------------------------------------
SIT DEVELOPING MARKETS GROWTH(2)       --      2.02(4)  -4.29     17.27     -5.20    -24.93     82.50    -30.18    -12.01      4.02
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX                       10.07      1.32     37.58     22.96     33.36     28.58     21.04     -9.11    -11.88      0.28
S&P MIDCAP 400 INDEX                13.95     -3.60     30.94     19.19     32.29     19.11     14.72     17.50     -0.61      6.72
MSCI EAFE INDEX(5)                  32.56      7.78     11.21      6.05      1.78     20.00     26.96    -14.71    -21.44      0.51
RUSSELL 2000 INDEX(6)                  --      4.61     28.45     16.49     22.36     -2.54     21.26     -3.02      2.49      3.99
MSCI EMERGING MARKETS FREE INDEX(7)    --      2.80     -6.94      3.92    -13.40    -27.52     63.70    -31.80     -4.91     10.72


                                                                      AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                         TOTAL RETURNS                    PERIODS ENDED MARCH 31, 2002
                                    QUARTER       SIX MONTHS                                              SINCE
                                 ENDED 3/31/02   ENDED 3/31/02   1 YEAR   3 YEARS   5 YEARS   10 YEARS  INCEPTION
-----------------------------------------------------------------------------------------------------------------
SIT BALANCED                         -4.35%           3.73%       -5.52%    -3.15%     7.21%       --      8.99%
-----------------------------------------------------------------------------------------------------------------
SIT LARGE CAP GROWTH                 -5.89            8.28       -12.21     -9.97      6.28      9.74%    12.58
-----------------------------------------------------------------------------------------------------------------
SIT MID CAP GROWTH                   -5.55           17.82       -12.91      0.53      7.51      9.02     15.17
-----------------------------------------------------------------------------------------------------------------
SIT INTERNATIONAL GROWTH             -4.40            1.79       -21.07    -10.32     -2.45      4.56      4.82
-----------------------------------------------------------------------------------------------------------------
SIT SMALL CAP GROWTH                 -5.20           11.13       -10.52     16.44     14.11        --     16.34
-----------------------------------------------------------------------------------------------------------------
SIT SCIENCE AND TECHNOLOGY GROWTH   -14.13            6.64       -23.41     -7.89        --        --      1.80
-----------------------------------------------------------------------------------------------------------------
SIT DEVELOPING MARKETS GROWTH         4.02           26.38        -1.40      5.44     -4.81        --      1.17
-----------------------------------------------------------------------------------------------------------------
S&P 500 INDEX(8)                      0.28           10.99         0.24     -2.53     10.18     13.26     15.45
S&P MIDCAP 400 INDEX(8)               6.72           25.92        18.88     15.16     17.99     15.83     17.76
MSCI EAFE INDEX(5)                    0.51            7.52        -8.50     -5.32      1.32      5.84      4.35
RUSSELL 2000 INDEX(6)                 3.99           25.91        13.99      9.84      9.52        --     11.58
MSCI EMERGING MARKETS FREE INDEX(7)  10.72           39.79        12.23      1.63     -7.34        --     -3.92

--------------------------------------------------------------------------------
(5) FIGURES ASSUME AN INCEPTION DATE OF 10/31/91.
(6) FIGURES ASSUME AN INCEPTION DATE OF 07/01/94.
(7) FIGURES ASSUME AN INCEPTION DATE OF 06/30/94.
(8) FIGURES ASSUME AN INCEPTION DATE OF 09/02/82.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS.

[PHOTO]  SIT BALANCED FUND
         Quarter Ended March 31, 2002
         -----------------------------------------------------------------------
         Peter L. Mitchelson, CFA, Senior Portfolio Manager
         Bryce A. Doty, CFA, Senior Portfolio Manager

   The Sit Balanced Fund's first quarter return was -4.4%, primarily reflecting the difficult environment for growth stocks, particularly technology-related issues during the period. The S&P 500 Index return was +0.3, while the Lehman Aggregate Bond Index increased +0.1%.
   As of March 31st, the asset allocation of the Fund was 54% in equities (down from 58% at the end of December), 41% in fixed-income securities (up from 37%), and 5% in cash and equivalents.
   While the resilience of consumer spending has been the key to sustaining strength in the U.S. economy, numerous data points released during the first quarter suggest that the industrial economy has finally begun to rebound. In addition, evidence continues to grow that the trough in corporate earnings has been reached, and many companies will soon begin to meet or exceed analyst expectations. As more concrete evidence of this trend emerges over the next several months, we expect that stock prices will respond accordingly. Specifically, we believe that an improving economic backdrop will be highly beneficial for technology companies, given their reliance on cyclical corporate capital spending budgets. In addition to technology, we continue to find attractive growth opportunities in a variety of sectors, with a particular emphasis on health care, finance, and retail trade.
   During the first quarter, as a consensus view developed that the U.S. economy is transitioning toward a recovery, bond prices declined modestly. In addition, investors began to anticipate the possibility that the Federal Reserve may begin to raise short-term rates later in the year. This has also been our expectation and therefore, within the fixed-income portion of the Fund, our focus remains on non-Treasury securities, while still maintaining "AAA" credit quality. In addition, portfolio durations are slightly shorter than their respective benchmarks, again reflecting our view that interest rates will continue to rise slowly as the economy strengthens.
   We currently see excellent investment opportunities across fixed-income and equity markets, and the Fund will continue to emphasize high quality securities in each asset class. We appreciate shareholders' continued interest in the Fund.

                        INVESTMENT OBJECTIVE AND STRATEGY

     The Sit Balanced Fund's dual objectives are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks and bonds. The Fund may emphasize either equity securities or fixed-income securities, or hold equal amounts of each, dependent upon the Adviser's analysis of market, financial and economic conditions.
     The Fund's permissible investment allocation is: 35-65% in equity securities and 35-65% in fixed-income securities. At all times at least 25% of the fixed-income assets will be invested in fixed-income senior securities.

                                PORTFOLIO SUMMARY

                 Net Asset Value   3/31/02:   $13.84 Per Share
                                  12/31/01:   $14.47 Per Share

                          Total Net Assets:   $21.6 Million


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                  [PIE CHART]

                          Cash & Other Net Assets  5.3%
                          Bonds                   40.4%
                          Equities                54.3%

------------------------------------------------------------------------- [LOGO]

                         AVERAGE ANNUAL TOTAL RETURNS*

                              SIT                                  LEHMAN
                            BALANCED             S&P             AGGREGATE
                              FUND            500 INDEX          BOND INDEX
                           ----------         ----------         ----------
3 Month**                    -4.35%              0.28%              0.09%
6 Month**                     3.73              10.99               0.14
1 Year                       -5.52               0.24               5.35
3 Years                      -3.15              -2.53               6.49
5 Years                       7.21              10.18               7.57
Inception                     8.99              13.57               6.70
  (12/31/93)

                           CUMULATIVE TOTAL RETURNS*

                              SIT                                  LEHMAN
                            BALANCED             S&P             AGGREGATE
                              FUND            500 INDEX          BOND INDEX
                           ----------         ----------         ----------
1 Year                       -5.52%              0.24%              5.35%
3 Years                      -9.14              -7.40              20.77
5 Years                      41.61              62.35              44.02
Inception                   103.48             185.70              70.71
  (12/31/93)


* AS OF 3/31/02                                                 **NOT ANNUALIZED



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX AND THE S&P 500 INDEX. LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

                                GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/31/93) and held until 3/31/02 would have grown to $20,348 in the Fund, $17,071 in the Lehman Aggregate Bond Index or $28,570 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.

                                  TOP HOLDINGS

Stocks:  *  Microsoft Corp.
         *  General Electric
         *  Pfizer, Inc.
         *  Target Corp.
         *  Intel Corp.

Bonds:   *  GE Capital Mtg. Services, 1996-HE4 A7, 7.495%, 10/25/26
         *  Williams Companies, Inc. (Conv.), 9.00%, 2/16/05
         *  Conseco Finance 2001-A IA5, 7.06%, 3/15/32
         *  American General Capital II, 8.50%, 7/1/30
         *  Green Tree Home Equity Loan Trust, 1999-D A5, 7.88%, 9/15/30
                        Total Number of Holdings: 142
                 Top Holdings represent 20.45% of the portfolio.

[PHOTO]  SIT LARGE CAP GROWTH FUND
         Quarter Ended March 31, 2002
         -----------------------------------------------------------------------
         Senior Portfolio Managers
         Peter L. Mitchelson, CFA * Roger J. Sit * Ronald D. Sit, CFA

   The Sit Large Cap Growth Fund's quarterly return was -5.9%, compared to the Russell 1000 Growth Index return of -2.6%. The S&P 500 Index return was +0.3% over the same time period.
   Following a strong fourth quarter rally, growth stocks lagged broad market indices in the most recent quarter, as investors opted for more conservative issues until clear evidence emerges of an improvement in business conditions. However, we believe that the strength of the economic data released over the course of the first quarter is a precursor to a sharp acceleration in corporate profits that should occur as the year progresses. The technology sector, which is heavily weighted within the Fund (and growth benchmarks), will likely be a key beneficiary of the anticipated cyclical rebound in corporate profits. Our optimism for the sector is based on the fact that improving profitability in the corporate sector is the key to providing stimulus for higher capital spending, particularly for productivity enhancing information technology. In addition to our commitment to the technology sectors, the Fund remains well diversified, with an emphasis on growth companies in a variety of sectors, including health technology, finance, and retail trade. Since it is our view that equity valuations (i.e., P/E ratios) are unlikely to significantly expand further as interest rates begin to slowly rise, we believe earnings growth will be a key determinant of investment performance over the near- to-intermediate term. In this regard, we believe that growth stocks, with superior earnings growth rates relative to value issues, are likely to exhibit improved relative performance in the months ahead.
   The most significant sector weighting increases over the past three months included finance and energy, through strong relative performance of existing holdings and the new purchase of Exxon Mobil. The largest sector weighting decreases occurred in health technology and communications, due to relative price performance and sales of Human Genome Sciences. As of March 31st, the Fund was 98% invested in equity securities.
   We continue to believe that growth stock valuations remain highly attractive and, coupled with the prospects for improving economic conditions, make us optimistic about the Fund's short- and long-term prospects.

                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.

                                PORTFOLIO SUMMARY

                   Net Asset Value 3/31/02:   $32.44 Per Share
                                  12/31/01:   $34.47 Per Share

                          Total Net Assets:   $87.6 Million

               Weighted Average Market Cap:   $104.5 Billion


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                           Electronic Technology  16.9
                               Health Technology  16.5
                                         Finance  13.4
                             Technology Services  12.2
                                    Retail Trade   9.5
                          Producer Manufacturing   8.7
                           Consumer Non-Durables   5.5
                              Sectors under 5.0%  15.0
                         Cash & Other Net Assets   2.3

------------------------------------------------------------------------- [LOGO]

                          AVERAGE ANNUAL TOTAL RETURNS*

                             SIT                                RUSSELL
                          LARGE CAP              S&P             1000
                         GROWTH FUND          500 INDEX       GROWTH INDEX
                         -----------          ---------       ------------
3 Month**                    -5.89%              0.28%             -2.59%
6 Month**                     8.28              10.99              12.16
1 Year                      -12.21               0.24              -2.00
5 Years                       6.28              10.18               7.59
10 Year***                    9.74              13.26              11.07
Inception***                 12.58              15.45              14.12
  (9/2/82)



                            CUMULATIVE TOTAL RETURNS*

                             SIT                                RUSSELL
                          LARGE CAP              S&P             1000
                         GROWTH FUND          500 INDEX       GROWTH INDEX
                         -----------          ---------       ------------
1 Year                      -12.21%              0.24%             -2.00%
5 Year                       35.61              62.35              44.17
10 Year***                  153.22             247.22             185.65
Inception***                918.07            1567.12            1228.66
  (9/2/82)


* AS OF 3/31/02                                                 **NOT ANNUALIZED



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL 1000 GROWTH INDEX AND THE S&P 500 INDEX.
***ON 6/6/93, THE FUND'S INVESTMENT OBJECTIVE CHANGED TO ALLOW FOR A PORTFOLIO OF 100% STOCKS. PRIOR TO THAT TIME, THE PORTFOLIO WAS REQUIRED TO CONTAIN NO MORE THAN 80% STOCKS.

                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (9/2/82) and held until 3/31/02 would have grown to $101,807 in the Fund, or $166,712 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                                 TOP 10 HOLDINGS

                      *  General Electric Co.
                      *  Microsoft Corp.
                      *  Pfizer, Inc.
                      *  Target Corp.
                      *  Citigroup, Inc.
                      *  Intel Corp.
                      *  PepsiCo, Inc.
                      *  American International Group, Inc.
                      *  Cisco Systems, Inc.
                      *  Amgen, Inc.
                      Total Number of Holdings: 78
               Top 10 Holdings represent 32.03% of the portfolio.

[PHOTO]  SIT MID CAP GROWTH FUND
         Quarter Ended March 31, 2002
         -----------------------------------------------------------------------
         Eugene C. Sit, CFA, Senior Portfolio Manager
         Erik S. Anderson, CFA, Senior Portfolio Manager

   The Sit Mid Cap Growth Fund's three-month return was -5.6%, compared to -1.8% for the Russell Mid Cap Growth Index. The S&P Mid Cap Index posted a +6.7% gain during the quarter.
   Although the environment for growth stocks was challenging during the first quarter of 2002, we believe that improving economic conditions will be a catalyst for better relative performance as the year progresses. Since investors have opted for more conservative and value-oriented investments as the economy began to decelerate in mid-2000, it is our view that a reversal in this trend will occur as confidence returns in the corporate profit outlook. In particular, the anticipated acceleration in corporate profits will lead to a better climate for the beleaguered technology service and electronic technology sectors, which have been particularly hard hit by the contraction in capital spending. Accordingly, these sectors are now the heaviest weighted in the Fund, comprising approximately one-third of the portfolio. Other heavily weighted sectors include health technology, finance, retail trade, and health services. We believe that growth companies within these sectors represent attractive investment opportunities, based on our analysis of valuations and earnings growth prospects.
   Relative to the Russell MidCap Growth Index, the Fund's three-month return was heavily influenced by the underperformance of a large holding within the health technology sector, Elan Corporation. Elan's performance was hindered by investor concerns over the company's off-balance sheet research and development activities and joint venture agreements, and the resultant impact on the company's credit standing. After several meetings with management, we believe these concerns are overdone and anticipate positive news flow in the months ahead, including research milestones and the acquisition of revenue producing pharmaceutical products.
   The most significant sector weighting changes over the past three months included increases in health services, industrial services, and commercial services. The health technology sector weighting was the only one to fall meaningfully during the quarter. As of March 31st, 2002, the Fund was 95% invested in equity securities.
   We continue to believe that an improving environment for growth stock investing lies ahead, and that the companies held in the Fund will be beneficiaries of improving investor sentiment as 2002 progresses.

                        INVESTMENT OBJECTIVE AND STRATEGY

    The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of growth companies with capitalizations of $2 billion to $15 billion at the time of purchase.

                                PORTFOLIO SUMMARY

                   Net Asset Value 3/31/02:   $9.87 Per Share
                                  12/31/01:   $10.45 Per Share

                          Total Net Assets:   $234.2 Million

               Weighted Average Market Cap:   $9.2 Billion


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                            Electronic Technology   20.2
                              Technology Services   14.5
                                Health Technology   11.3
                                          Finance    9.5
                                     Retail Trade    9.4
                                  Health Services    8.4
                               Sectors under 5.0%   21.8
                          Cash & Other Net Assets    4.9

------------------------------------------------------------------------- [LOGO]

                          AVERAGE ANNUAL TOTAL RETURNS*

                             SIT                 S&P             RUSSELL
                           MID CAP              MIDCAP           MID CAP
                         GROWTH FUND          400 INDEX       GROWTH INDEX
                         -----------          ---------       ------------
3 Month**                    -5.55%              6.72%             -1.77%
6 Month**                    17.82              25.92              24.82
1 Year                      -12.91              18.88               4.70
5 Year                        7.51              17.99               9.44
10 Year                       9.02              15.83              11.25
Inception                    15.17              17.76                 --
  (9/2/82)


                            CUMULATIVE TOTAL RETURNS*

                             SIT                 S&P            RUSSELL
                           MID CAP              MIDCAP          MID CAP
                         GROWTH FUND          400 INDEX       GROWTH INDEX
                         -----------          ---------       ------------
1 Year                      -12.91%             18.88%              4.70%
5 Year                       43.63             128.66              56.99
10 Year                     137.27             334.57             190.40
Inception                  1490.01            2359.14                 --
  (9/2/82)


* AS OF 3/31/02                                                 **NOT ANNUALIZED



--------------------------------------------------------------------------------
STOCKS OF SMALL- AND MID-SIZED COMPANIES MAY BE SUBJECT TO MORE ABRUPT OR ERRATIC MARKET MOVEMENTS THAN STOCKS OF LARGER, MORE ESTABLISHED COMPANIES.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL MID CAP GROWTH INDEX AND THE S&P MIDCAP 400 INDEX.

                                GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (9/2/82) and held until 3/31/02 would have grown to $159,001 in the Fund, or $245,914 in the S&P MidCap 400 Index assuming reinvestment of all dividends and capital gains.

                                 TOP 10 HOLDINGS

                       *  Kohl's Corporation
                       *  TCF Financial Corp.
                       *  Electronic Arts, Inc.
                       *  Devon Energy Corp.
                       *  Tenet Healthcare Corp.
                       *  Wellpoint Health Networks, Inc.
                       *  Best Buy Co., Inc.
                       *  IDEC Pharmaceuticals Corp.
                       *  Biogen, Inc.
                       *  Legg Mason, Inc.
                       Total Number of Holdings: 83
               Top 10 Holdings represent 24.58% of the portfolio.

[PHOTO]  SIT INTERNATIONAL GROWTH FUND
         Quarter Ended March 31, 2002
         -----------------------------------------------------------------------
         Senior Portfolio Managers
         Eugene C. Sit, CFA * Roger J. Sit

   The Sit International Growth Fund returned -4.4% for the three months ended March 31, 2002, compared with +0.5 for the MSCI EAFE Index and +2.5% for the Lipper International Fund Index. The Fund's exposure to the pharmaceuticals industry was the primary cause of underperformance, though this was partially offset by positive contributions from the Fund's holdings in the insurance and diversified financials industries.
   Our weighting in Europe on March 31st was 65.7%, versus 72.8% for the Index. Improving business sentiment and economic growth figures indicate that Europe's economy is following the U.S. out of a recession, and we are shifting our emphasis in this region to more economically sensitive sectors. With the threat of recession now in retreat and the initial shock from the September 11th attacks receding, we believe investors will again concentrate on the many positive long-term catalysts in the region: corporate reform and restructuring, tax reform, privatization of government-run firms, and the growing benefits of economic integration and the single currency. Recent additions to the Fund include Sodexho Alliance, the world's largest food and management services provider, and Unilever, a multi-national consumer goods manufacturer.
   The Fund had a 10.9% weighting in Japan on March 31st, versus 20.4% for the Index. After falling in early in the quarter, Japanese equities rallied after the government's announcement in February of increased restrictions on short-selling. However, we do not believe that these recent gains are sustainable, given the severe problems in the economy and the failure of the Koizumi administration to implement the bold reform measures it has advocated. We are maintaining an underweight position in this market.
   In Asia ex-Japan, the Fund had a weighting of 10.4% on March 31st, compared with 6.8% for the Index. We have become more positive on the Asia ex-Japan markets, which we believe will benefit from increased growth opportunities following China's entry into the WTO and from a pickup in overseas demand as the U.S. and European economies come out of recession. During the quarter, a new addition to the Fund was CLP Holdings, a Hong Kong-based utility with a growing array of investments in China and elsewhere in the region.

                        INVESTMENT OBJECTIVE AND STRATEGY

   The objective of the International Growth Fund is long-term growth. The Fund seeks to achieve its objective by investing at least 90% of its net assets in common stocks of growth companies domiciled outside the United States.
   In selecting investments for the Fund, the Sub-Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Sub-Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected industries and sectors, the Sub-Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

                               PORTFOLIO SUMMARY

                   Net Asset Value 3/31/02:  $11.95 Per Share
                                  12/31/01:  $12.50 Per Share

                          Total Net Assets:  $84.1 Million

               Weighted Average Market Cap:  $55.8 Billion


                         PORTFOLIO STRUCTURE - BY REGION
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                                     SIT INT'L         Morgan Stanley
                                     GROWTH FUND       EAFE Index
                                     -----------       ----------
              France, Germany, UK        40.0             43.5
                     Europe Other        25.7             29.3
                            Japan        10.9             20.4
                    Pacific Basin        10.4              6.8
               Africa/Middle East         2.3              0.0
                    Latin America         1.9              0.0
                    North America         1.5              0.0
        Cash and Other Net Assets         7.3              0.0

------------------------------------------------------------------------- [LOGO]

                          AVERAGE ANNUAL TOTAL RETURNS*

                             SIT            MORGAN STANLEY          LIPPER
                        INTERNATIONAL       CAPITAL INT'L           INT'L
                         GROWTH FUND         EAFE INDEX             INDEX
                         -----------         ----------             -----
3 Month**                    -4.40%              0.51%              2.46%
6 Month**                     1.79               7.52              11.11
1 Year                      -21.07              -8.50              -4.95
5 Year                       -2.45               1.32               2.75
10 Year                       4.56               5.84               6.99
Inception                     4.82               4.35               6.91
  (11/1/91)


                            CUMULATIVE TOTAL RETURNS*

                             SIT            MORGAN STANLEY          LIPPER
                        INTERNATIONAL       CAPITAL INT'L           INT'L
                         GROWTH FUND         EAFE INDEX             INDEX
                         -----------         ----------             -----
1 Year                      -21.07%             -8.50%             -4.95%
5 Year                      -11.67               6.76              14.52
10 Year                      56.24              76.45              96.56
Inception                    63.27              55.90             100.67
  (11/1/91)


* AS OF 3/31/02                                                 **NOT ANNUALIZED



--------------------------------------------------------------------------------
INTERNATIONAL INVESTING HAS SPECIAL RISKS, SUCH AS CURRENCY EXCHANGE FLUCTUATIONS, HIGH VOLATILITY, ILLIQUIDITY AND THE POSSIBILITY OF POLITICAL INSTABILITY.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE (EUROPE, AUSTRALIA, FAR EAST) INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

                                GROWTH OF $10,000

The sum of $10,000 invested at inception (11/1/91) and held until 3/31/02 would have grown to $16,327 in the Fund, or $15,590 in the Morgan Stanley EAFE Index assuming reinvestment of all dividends and capital gains.


                                 TOP 10 HOLDINGS

                         *  Glaxosmithkline, A.D.R.
                         *  UBS AG
                         *  Vodafone Group, p.l.c.
                         *  BP p.l.c., A.D.R.
                         *  Nokia Corp., A.D.R.
                         *  Muenchener Rueckver
                         *  Takeda Chemical Industries
                         *  ING Groep N.V.
                         *  HSBC Holdings, p.l.c.
                         *  AFLAC, Inc., A.D.R.
                         Total Number of Holdings: 84
               Top 10 Holdings represent 25.06% of the portfolio.

[PHOTO]  SIT SMALL CAP GROWTH FUND
         Quarter Ended March 31, 2002
         -----------------------------------------------------------------------
         Eugene C. Sit, CFA, Senior Portfolio Manager

   The Sit Small Cap Growth Fund's quarterly return was -5.2%, compared to the Russell 2000 Growth Index return of -2.0%. The Russell 2000 Index return was +4.0% over the same time period.
   Following exceptionally strong performance in the previous quarter, growth stocks (particularly influenced by the technology sector) struggled to gain ground during the first quarter of 2002. Despite the outperformance of value-oriented issues that has occurred over the last several quarters, we believe that a rotation into growth stocks may occur as investors regain confidence in the prospects for economic growth. In addition, since it is our belief that many high growth sectors (particularly within technology) are at the "bottom" of their earnings cycle, investors will be rewarded as the improving economy translates into improving relative earnings prospects for small growth companies.
   The Fund continues to be positioned in the sectors offering the most dynamic growth opportunities for long-term investors. While the Fund remains well-diversified, four of the five most heavily weighted sectors are linked to healthcare and technology, which we believe are the two sectors that have the most compelling growth prospects over the longer term. We strongly feel that the long-term thesis for investing in the technology sector has not changed. Rapid innovation is still occurring in many sectors within our economy, and investors with long-term horizons will be rewarded once "normal" earnings growth returns to the technology sector. In addition, the cyclical forces (i.e., excess inventories, weak corporate profits) that have dragged the sector down over the past several quarters appear to be in the early stages of reversing.
   The most significant sector weighting increases over the past six months include electronic technology, consumer services, and producer manufacturing, through the purchases of Mykrolis, Cymer, Lee Enterprises, Career Education, EDO, and Roper Industries. Sector weighting decreases occurred in health technology and finance, as positions were sold in Resmed, Imclone Systems, Commerce Bancorp, and Federated Investors. As of March 31st, the Fund was 92% invested in equities.
    It is our view that the long-term growth prospects for companies held in the Fund will result in strong investment performance over time. We greatly appreciate shareholders'continued interest and participation in the Fund.

                        INVESTMENT OBJECTIVE AND STRATEGY

   The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of small growth companies with capitalizations of $2.5 billion or less at the time of purchase.
   The Adviser invests in a diversified group of growing small companies it believes exhibit the potential for superior growth. The Adviser believes that a company's earnings growth is the primary determinant of its potential long-term return and evaluates a company's potential for above average long-term earnings and revenue growth.

                                PORTFOLIO SUMMARY

                   Net Asset Value 3/31/02:  $23.90 Per Share
                                  12/31/01:  $25.21 Per Share

                          Total Net Assets:  $201.1 Million

               Weighted Average Market Cap:  $2.1 Billion


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                           Electronic Technology  16.8
                                         Finance  12.0
                             Technology Services  10.0
                               Health Technology   9.5
                                 Health Services   7.2
                               Consumer Services   5.9
                              Process Industries   5.5
                              Sectors under 5.0%  24.8
                         Cash & Other Net Assets   8.3

------------------------------------------------------------------------- [LOGO]

                          AVERAGE ANNUAL TOTAL RETURNS*

                             SIT                                 RUSSELL
                          SMALL CAP         RUSSELL 2000           2000
                         GROWTH FUND           INDEX           GROWTH INDEX
                         -----------        ------------       ------------
3 Month**                    -5.20%              3.99%             -1.96%
6 Month**                    11.13              25.91              23.70
1 Year                      -10.52              13.99               4.94
3 Year                       16.44               9.84               0.15
5 Year                       14.11               9.52               4.76
Inception                    16.34              11.58               7.77
  (7/1/94)


                            CUMULATIVE TOTAL RETURNS*

                             SIT                                 RUSSELL
                          SMALL CAP         RUSSELL 2000           2000
                         GROWTH FUND           INDEX           GROWTH INDEX
                         -----------        ------------       ------------
1 Year                      -10.52%             13.99%              4.94%
3 Year                       57.87              32.51               0.46
5 Year                       93.44              57.59              26.16
Inception                   223.28             133.93              78.67
  (7/1/94)


* AS OF 3/31/02                                                 **NOT ANNUALIZED



--------------------------------------------------------------------------------
STOCKS OF SMALL- AND MID-SIZED COMPANIES MAY BE SUBJECT TO MORE ABRUPT OR ERRATIC MARKET MOVEMENTS THAN STOCKS OF LARGER, MORE ESTABLISHED COMPANIES.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL 2000 INDEX. LIPPER ANALYTICAL SERVICES, INC. IS A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

                                GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (7/1/94) and held until 3/31/02 would have grown to $32,328 in the Fund, or $23,393 in the Russell 2000 Index assuming reinvestment of all dividends and capital gains.

                                 TOP 10 HOLDINGS

                      *  Millipore, Corp.
                      *  BISYS Group, Inc.
                      *  New York Community Bancorp, Inc.
                      *  Arthur J. Gallagher & Co.
                      *  Elantec Semiconductor, Inc.
                      *  Biosite, Inc.
                      *  Stericycle, Inc.
                      *  Partnerre, Ltd.
                      *  Newfield Exploration Co.
                      *  Mercury General Corp.
                      Total Number of Holdings: 92
               Top 10 Holdings represent 24.28% of the portfolio.

[PHOTO]  SIT SCIENCE AND TECHNOLOGY GROWTH FUND
         Quarter Ended March 31, 2002
         -----------------------------------------------------------------------
         Eugene C. Sit, CFA, Senior Portfolio Manager

   The Sit Science and Technology Growth Fund returned -14.1% over the last three months, compared to the +0.3% return for the S&P 500 Index.
   Although it has been a difficult environment for science and technology investing, we believe that growing evidence of improving global economic conditions will soon result in improved fundamentals for the sector. One of the clearest lessons learned by investors over the past several years is that the technology sector is dependent on the health of the global economy. It is our present view, however, that the myriad of issues negatively impacting the sector have largely run their course. First, the coming improvement in corporate earnings should lead businesses toward higher capital spending budgets, including spending on information technology. Second, after a long period of excess inventories, many technology end-markets now appear to be holding minimal inventories, even ahead of potential improvement in demand. And finally, most technology companies have been rapidly reducing costs in the face of a very different operating environment. This should translate into expanding profit margins, and exceptional earnings growth, as revenue growth resumes.
   The Fund's first quarter performance, relative to the S&P 500 Index, was negatively impacted by telecommunications-related holdings in the portfolio. Although near-term fundamentals in the sector remain challenging, we believe that end-market demand will improve toward the end of 2002. Since the market tends to anticipate an improvement in fundamentals well in advance, we believe the risk/reward proposition remains attractive in many areas within telecommunications.
   In terms of portfolio structure, the electronic technology and technology services sector weights increased during the quarter, due to relative price changes and purchases of Emulex, Harmonic, Applied Materials, Siebel Systems, and Business Objects. The health technology sector declined during the period, as sales were made of Guidant, Imclone Systems, and Human Genome Sciences. As of March 31st, the Fund was 96% invested in equity securities.
   We continue to be enthused about the long-term prospects for companies in the science and technology sectors, and greatly appreciate shareholders' continued interest in the Fund.

                        INVESTMENT OBJECTIVE AND STRATEGY

   The objective of the Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies principally engaged in science and technology business activities. Such companies include those whose assets, gross income, or net profits are significantly committed to, or derived from, science and technology. The Adviser seeks stocks of science and technology companies having superior growth potential in virtually any industry in which they may be found.


                                PORTFOLIO SUMMARY

                   Net Asset Value 3/31/02:   $10.45 Per Share
                                  12/31/01:   $12.17 Per Share

                          Total Net Assets:   $21.2 Million

               Weighted Average Market Cap:   $52.1 Billion


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                            Electronic Technology  41.2
                              Technology Services  22.3
                                Health Technology  20.8
                               Sectors under 5.0%  11.3
                          Cash & Other Net Assets   4.4

------------------------------------------------------------------------- [LOGO]

                          AVERAGE ANNUAL TOTAL RETURNS*

                              SIT
                          SCIENCE AND
                           TECHNOLOGY            S&P
                          GROWTH FUND         500 INDEX
                          -----------         ---------
3 Month**                   -14.13%              0.28%
6 Month**                     6.64              10.99
1 Year                      -23.41               0.24
3 Years                      -7.89              -2.53
Inception                     1.80               5.39
  (12/31/97)


                            CUMULATIVE TOTAL RETURNS*

                              SIT
                          SCIENCE AND
                           TECHNOLOGY            S&P
                          GROWTH FUND         500 INDEX
                          -----------         ---------
1 Year                      -23.41%              0.24%
3 Years                     -21.84              -7.40
Inception                     7.86              24.99
  (3/31/97)


* AS OF 3/31/02                                                 **NOT ANNUALIZED



--------------------------------------------------------------------------------
SINCE THE FUND FOCUSES ITS INVESTMENT ON COMPANIES INVOLVED IN THE TECHNOLOGY SECTOR, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER MUTUAL FUNDS WITH GREATER DIVERSIFICATION.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE S&P INDEX.


                                GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/31/97) and held until 3/31/02 would have grown to $10,786 in the Fund and $12,499 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                                 TOP 10 HOLDINGS

                         *  Intel Corp.
                         *  Microsoft Corp.
                         *  VERITAS Software Corp.
                         *  IDEC Pharmaceuticals Corp.
                         *  Tenet Healthcare Corp.
                         *  Cisco Systems, Inc.
                         *  PeopleSoft, Inc.
                         *  Pfizer, Inc.
                         *  Analog Devices, Inc.
                         *  Nokia Corp., A.D.R.
                         Total Number of Holdings: 63
               Top 10 Holdings represent 30.82% of the portfolio.

[PHOTO]  SIT DEVELOPING MARKETS GROWTH FUND
         Quarter Ended March 31, 2002
         -----------------------------------------------------------------------
         Eugene C. Sit, CFA, Senior Portfolio Manager

   The Sit Developing Markets Growth Fund gained +4.0% for the three months ended March 31, 2002, compared with +10.7% for the MSCI Emerging Markets Free Index and +12.1 for the Lipper Emerging Markets Index. The Fund's exposure to technology stocks and underweighting in the materials industry were the primary reasons for underperformance during the quarter. This was offset somewhat by positive contributions from the Fund's holdings in the telecommunications services and retailing industries.
   The Fund had a 52.0% weighting in Asia on March 31st, versus 55.5% for the MSCI Emerging Markets Free Index. We expect the export-oriented Asian economies to benefit from improving overseas demand as well as economic expansion in China following its entry into the WTO. Rebounding worldwide IT demand is benefiting several of the Fund's holdings in the region, such as Taiwanese companies Hon Hai and TSMC. These firms provide manufacturing services for global OEMs seeking to outsource production. TSMC recently raised its projected 2002 capital expenditures and also raised its capacity utilization forecasts, both indications that global semiconductor demand is recovering faster than expected.
   The Fund's weighting in Latin America was 20.3% on March 31st, versus 22.9% for the MSCI Index. We believe that among the countries in the region, Mexico will enjoy the greatest expansion potential during the ongoing economic rebound in the United States, and it remains our largest weighted country in Latin America. We are avoiding Argentina, where political and social instability have raised investment risk to unacceptably high levels.
   Our weighting in Emerging Europe, the Middle East, and Africa was 8.1% on March 31st, versus 21.6% for the MSCI Index, with Israel representing the largest weighting.
   We greatly appreciate shareholders' continued interest and participation in the Fund.

                        INVESTMENT OBJECTIVE AND STRATEGY

   The Fund seeks to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies domiciled or operating in a developing market. In selecting investments for the Fund, the Sub-Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Sub-Adviser seeks industries and sectors that appear to have strong earnings growth prospects. Within the selected industries and sectors, the Sub-Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.


                               PORTFOLIO SUMMARY

                  Net Asset Value 3/31/02:   $9.06 Per Share
                                 12/31/01:   $8.71 Per Share

                         Total Net Assets:   $14.3 Million

              Weighted Average Market Cap:   $41.3 Billion


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                      SIT Developing         MSCI Emerging
                                      Markets Growth Fund    Markets Free Index
                                      -------------------    ------------------
                             Asia             52.0                  55.5
                    Latin America             20.3                  22.9
               Africa/Middle East              6.0                  13.8
                           Europe              2.1                   7.8
        Cash and Other Net Assets             19.6                     0

------------------------------------------------------------------------- [LOGO]

                          AVERAGE ANNUAL TOTAL RETURNS*

                              SIT              MSCI                LIPPER
                          DEVELOPING         EMERGING             EMERGING
                            MARKETS           MARKETS             MARKETS
                          GROWTH FUND        FREE INDEX            INDEX
                          -----------        ----------           --------
3 Month**                     4.02%             10.72%             12.09%
6 Month**                    26.38              39.79              37.93
1 Year                       -1.40              12.23              16.17
3 Year                        5.44               1.63               5.37
5 Year                       -4.81              -7.34              -5.24
Inception                    -1.17              -3.92              -1.54
  (7/1/94)


                            CUMULATIVE TOTAL RETURNS*

                              SIT              MSCI                LIPPER
                          DEVELOPING          EMERGING            EMERGING
                            MARKETS           MARKETS             MARKETS
                          GROWTH FUND        FREE INDEX            INDEX
                          -----------        ----------           --------
1 Year                       -1.40%             12.23%             16.17%
3 Year                       17.22               4.98              17.00
5 Year                      -21.86             -31.71             -23.61
Inception                    -8.72             -26.66             -11.37
  (7/1/94)


* AS OF 3/31/02                                                 **NOT ANNUALIZED



--------------------------------------------------------------------------------
INTERNATIONAL INVESTING HAS SPECIAL RISKS, SUCH AS CURRENCY EXCHANGE FLUCTUATIONS, HIGH VOLATILITY, ILLIQUIDITY AND THE POSSIBILITY OF POLITICAL INSTABILITY.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MSCI EMERGING MARKETS FREE INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (7/1/94) and held until 3/31/02 would have decreased to $9,128 in the Fund, or $7,334 in the Morgan Stanley Capital Int'l Emerging Markets Free Index assuming reinvestment of all dividends and capital gains.


                                 TOP 10 HOLDINGS

                   *   Taiwan Semiconductor Co.
                   *   Samsung Electronics
                   *   Wal-Marat de Mexico
                   *   Telefonos de Mexico, A.D. R.
                   *   Hon Hai Precision Industry
                   *   Grupo Televisa S.A., A.D.R.
                   *   Advance Info Service Public Co., Ltd.
                   *   India Fund
                   *   Henderson China Holdings, Ltd.
                   *   Korea Electric Power, A.D.R.
                   Total Number of Holdings: 58
               Top 10 Holdings represent 31.18% of the portfolio.

[LOGO] -------------------------------------------------------------------------


Directors:
                       Eugene C. Sit, CFA
                       Peter L. Mitchelson, CFA
                       William E. Frenzel
                       John E. Hulse
                       Sidney L. Jones
                       Donald W. Phillips


Director Emeritus:
                       Melvin C. Bahle


Stock Funds Officers:
                       Eugene C. Sit, CFA         Chairman
                       Peter L. Mitchelson, CFA   Vice Chairman
                       Roger J. Sit               Executive Vice President
                       Erik S. Anderson, CFA(1)   Vice President - Investments
                       Ronald D. Sit, CFA(1)      Vice President - Investments
                       Robert W. Sit, CFA(1)      Vice President - Investments
                       Bryce A. Doty, CFA(2)      Vice President - Investments
                       Paul E. Rasmussen          Vice President & Treasurer
                       Michael P. Eckert          Vice President - Institutional
                                                         Client Group
                       Shelley H. Shutes          Vice President - Shareholder
                                                         Services
                       Michael J. Radmer          Secretary
                       Carla J. Rose              Vice President - Assistant
                                                         Secretary & Assistant
                                                         Treasurer
                       Kelly K. Boston            Assistant Secretary &
                                                         Assistant Treasurer


(1) Sit Mid Cap Growth Fund, Inc., Sit Large Cap Growth Fund, Inc., and Sit Mutual Funds, Inc. only.
(2) Sit Balanced Fund only.

QUARTERLY REPORT STOCK FUNDS

Quarter Ended March 31, 2002


INVESTMENT ADVISOR

Sit Investment Associates, Inc.
90 South Seventh Street, Suite 4600
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580


DISTRIBUTOR

SIA Securities Corp.
90 South Seventh Street, Suite 4600
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580


CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60675


TRANSFER AGENT AND
DISBURSING AGENT

PFPC Inc.
P.O. Box 5166
Westboro, MA 01581-5166


AUDITORS

KMPG LLP
90 South Seventh Street, Suite 4200
Minneapolis, MN 55402


LEGAL COUNSEL

Dorsey & Whitney LLP
50 South Sixth Street
Minneapolis, MN 55402


INVESTMENT SUB-ADVISOR

(Developing Markets Growth Fund and
International Growth Fund)
Sit/Kim International Associates, Inc.
90 South Seventh Street, Suite 4600
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580


                        [LOGO] SIT INVESTMENT ASSOCIATES
                               -------------------------
                                    SIT MUTUAL FUNDS